SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by Registrant [ x ]
Filed by a Party other than the Registrant  [    ]
Check the appropriate box:
[    ]  Preliminary Proxy Statement
[    ]  Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[ x  ]  Definitive Proxy Statement
[    ]  Definitive Additional Materials
[    ]  Soliciting Material Pursuant to Rule 14a-12


                             REDWOOD EMPIRE BANCORP
                (Name of Registrant as Specified In Its Charter)
                         _______________________________
    (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

               Payment of Filing Fee (check the appropriate box):

[ x  ]  No fee required.
[    ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)  Title of each class of securities to which transaction applies:

       2)  Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:

       5)  Total fee paid:

[    ]  Fee paid previously with preliminary materials.
[    ]  Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       1)  Amount Previously Paid:

       2)  Form, Schedule or Registration Statement No.:

       3)  Filing Party:

       4)  Date Filed:

                             REDWOOD EMPIRE BANCORP
                              111 Santa Rosa Avenue
                          Santa Rosa, California 95404

                    Notice of Annual Meeting of Shareholders

                                  May 21, 2002

TO THE SHAREHOLDERS OF REDWOOD EMPIRE BANCORP:

     The  2002  Annual  Meeting  of   Shareholders  of  Redwood  Empire  Bancorp
("Redwood") will be held at the Hotel La Rose, 308 Wilson Street, Santa Rosa, California, at 4:00 p.m. on May 21, 2002, for the following purposes:

     1. Election of Directors. To elect the following nominees to serve as a Board of five Directors to serve for the ensuing year: John H. Brenengen, Dana R. Johnson, Patrick W. Kilkenny, Gregory J. Smith, and William B. Stevenson.

     2. Ratification of Independent Auditors. To ratify the appointment of Crowe, Chizek and Company LLP ("Crowe Chizek") as independent certified accountants to audit Redwood's consolidated financial statements for the fiscal year ending December 31, 2002.

     3. Other Business. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only record holders of Common Stock as of the close of business on April 10, 2002 will be entitled to vote at the meeting or any adjournment thereof.


                                          By Order of the Board of Directors


                                          Marta J. Idica
                                          Corporate Secretary

Dated:  April 10, 2002

YOU ARE URGED TO VOTE IN FAVOR OF MANAGEMENT'S PROPOSALS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY REDWOOD'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF REDWOOD IN WRITING OF SUCH REVOCATION, BY FILING A DULY-EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING BY BALLOT.

                             REDWOOD EMPIRE BANCORP

                              111 Santa Rosa Avenue

                          Santa Rosa, California 95404


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                                  May 21, 2002

                                  INTRODUCTION


     This Proxy Statement is furnished in connection with the solicitation of proxies for use at the 2002 Annual Meeting of Shareholders (the "Annual Meeting") of Redwood Empire Bancorp ("Redwood" and, including its subsidiaries, the "Company") to be held at the Hotel La Rose, 308 Wilson Street, Santa Rosa, California, at 4:00 p.m. on May 21, 2002, and at any and all adjournments thereof.


     It is anticipated that this Proxy Statement and the accompanying Notice and form of proxy will be mailed to shareholders eligible to receive notice of and vote at the Annual Meeting on or about April 12, 2002.


Revocability of Proxies
-----------------------


     A form of proxy for voting your shares at the Annual Meeting is enclosed. Any shareholder who executes and delivers such proxy has the right to, and may, revoke it at any time before it is exercised by filing with the Secretary of Redwood an instrument revoking it or a duly executed proxy bearing a later date. In addition, if the person executing a proxy is present at the Annual Meeting and elects to vote in person, the powers of the proxy holders will be superseded as to those proposals on which the shareholder actually votes at the Annual Meeting.

Persons Making the Solicitation
-------------------------------

     This solicitation of proxies is being made by Redwood's Board of Directors. The expenses of preparing, assembling, printing, and mailing this Proxy Statement and the materials used in the solicitation of proxies for the Annual Meeting will be paid by the Company. It is contemplated that proxies will be solicited principally through the use of the mails and by officers, directors, and employees of the Redwood and its subsidiary, National Bank of the Redwoods ("NBR"), who may solicit proxies personally or by telephone without receiving special compensation therefor. The Company will reimburse banks, brokerage houses and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding these proxy materials to shareholders whose stock in Redwood is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of proxies if management determines it to be advisable.



                                VOTING SECURITIES


     There were issued and outstanding [3,485,757] shares of Redwood's common stock (the "Common Stock") on April 10, 2002, which date has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). A majority of the shares of Common Stock entitled to vote, present in person or by proxy, constitutes a quorum.


     All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Regarding the election of directors (Proposal No. 1), shareholders may vote in favor of all nominees, withhold their votes as to all nominees, or withhold their votes as to specific nominees by following the instructions on the enclosed proxy card. With respect to the ratification of Crowe, Chizek and Company LLP ("Crowe Chizek") to serve as the Company's independent auditors for the 2002 fiscal year (Proposal No. 2), shareholders may vote in favor of or against the proposal, or may abstain from voting, by specifying their choice as indicated on the enclosed proxy card. If no specific instructions are given with respect to any matter to be voted on, the shares represented by a signed proxy will be voted FOR the election of the Board's nominees and FOR the ratification of Crowe Chizek as independent auditors.


     Directors will be elected by a plurality of the votes cast by the holders of Redwood's Common Stock voting in person or by proxy at the Annual Meeting.
Ratification of the appointment of Crowe Chizek as independent auditors will require the affirmative vote of the holders of a majority of the shares of Common Stock voting on such appointment in person or by proxy at the Annual Meeting. Abstentions, although they will be counted in determining whether a quorum is present, will have the same effect as negative votes. Similarly, while broker non-votes are counted towards a quorum, they are not counted for determining whether a matter has been approved and thus have the same effect as negative votes.

     On any matter submitted to the vote of the shareholders, other than the election of directors, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock held of record as of the Record Date. In connection with the election of directors, shares may be voted cumulatively, but only for persons whose names have been placed in nomination prior to the voting for the election of directors and only if a shareholder present at the Annual Meeting gives notice at the Annual Meeting, prior to such voting, of his or her intention to vote cumulatively. Notice of intention to vote cumulatively may not be given by simply marking and returning a proxy. If any Company shareholder gives such notice, then all shareholders eligible to vote will be entitled to cumulate their votes in voting for the election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name, as of the Record Date, multiplied by the number of directors to be elected. All of these votes may be cast for any one nominee or they may be distributed among as many nominees as the shareholder thinks fit. The nominees receiving the highest number of votes, up to the number of directors to be elected, will be elected.


     If one of Redwood's shareholders gives notice of intention to vote cumulatively, the persons holding the proxies solicited by the Board of Directors will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the Board's nominees as they deem possible. This discretion and authority of the proxy holders may be withheld by checking the box on the proxy card marked "withhold from all nominees." However, such an instruction will also deny the proxy holders the authority to vote for any or all of the nominees of the Board of Directors, even if cumulative voting is not called for at the Annual Meeting. Checking the box on the proxy card marked "withhold from all nominees" will not prevent the proxy holders from voting, at their discretion, for any other person whose name may be properly placed in nomination at the Annual Meeting.


     A shareholder may choose to withhold from the proxy holders the authority to vote for any of the individual candidates nominated by the Board of Directors by marking the appropriate box on the proxy card and striking out the names of the disfavored candidates as they appear on the proxy card. In that event, the proxy holders will not cast any of the shareholder's votes for candidates whose names have been crossed out, whether or not cumulative voting is called for at the Annual Meeting, but will retain the authority to vote for the candidates nominated by the Board of Directors whose names have not been struck out and for any candidates who may be properly nominated at the Annual Meeting. If a shareholder wishes to specify the manner in which his or her votes are allocated in the event of cumulative voting, he or she must appear and vote in person at the Annual Meeting. Ballots will be available at the Annual Meeting for persons desiring to vote in person.


     All votes will be tabulated by the Company's tabulating agent, Mellon Investor Services LLC. A representative of Mellon Investor Services LLC will be in attendance at the Annual Meeting in order to receive any votes cast at that time.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


Security Ownership of Certain Beneficial Owners
-----------------------------------------------


     Management of the Company knows of no person who beneficially owns, directly or indirectly, more than five percent of the outstanding shares of Redwood's Common Stock, except as set forth in the following table. Unless otherwise indicated, the persons listed have sole voting and investment power over the shares beneficially owned. Such information is presented as of March 31, 2002.

                                                         Amount and Nature of
               Name and Address of                            Beneficial                      Percent
                Beneficial Owner                              Ownership                     of Class (7)
                ----------------                              ---------                     ------------

   Mr. B. John Barry                                    843,501 shares (1)                      24.20
   1128 Red Mountain Road
   Aspen, CO 81611

   Banc Fund III L.P.,                                  223,312 shares (2)                       6.41
   Bank Fund III Trust,
   Banc Fund IV L.P. and
   Banc Fund V L.P.
   208 S. LaSalle Street
   Chicago, IL  60604

   Dimensional Fund Advisors Inc.                       214,350 shares (3)                       6.15
   1299 Ocean Avenue, 11th Floor
   Santa Monica, CA  90401

   Thomas J. Barry                                      187,500 shares (4)                       5.38
   2104 Hasting Avenue, Suite 200
   Newport, MN  55055-1520

   Jessica M. Barry                                     186,300 shares (5)                       5.34
   2104 Hasting Avenue, Suite 200
   Newport, MN  55055

   Michael B. Barry                                     183,081 shares (6)                       5.25
   2104 Hasting Avenue, Suite 200
   Newport, MN  55055-1520


____________________________

(1) Based on information reported by B. John Barry in a Schedule 13D filed with the Securities and Exchange Commission reflecting ownership data as of December 21, 1999.

(2) Based on information reported by Banc Fund III L.P. in a Schedule 13G filed with the Securities and Exchange Commission reflecting ownership data as of February 13, 2002.

(3)  Based on  information  reported  by  Dimensional  Fund  Advisors  Inc. in a
     Schedule 13G filed with the Securities and Exchange Commission reflecting ownership data as of January 30, 2002.

(4) Based on information reported by Thomas J. Barry in a Schedule 13G filed with the Securities and Exchange Commission reflecting ownership data as of February 14, 2002. Thomas J. Barry is the adult son of B. John Barry.

(5) Based on information reported by Jessica M. Barry in a Schedule 13G filed with the Securities and Exchange Commission reflecting ownership data as of February 14, 2002. Jessica M. Barry is the adult daughter of B. John Barry.

(6) Based on information reported by Michael B. Barry in a Schedule 13G filed with the Securities and Exchange Commission reflecting ownership data as of February 14, 2002. Michael B. Barry is the adult son of B. John Barry.

(7) Such percentage is calculated by dividing the number of shares listed above by the Company's total outstanding shares as of March 31, 2002.

Security Ownership of Management
--------------------------------


     The following table sets forth, as of March 31, 2002, the number and percentage of shares of Redwood's outstanding Common Stock which are beneficially owned, directly or indirectly, by (a) each of Redwood's directors and nominees for director, (b) the Chief Executive Officer of Redwood and Redwood's only other executive officer (the "named executive officers"), and (c) Redwood's directors and the named executive officers as a group. Redwood identifies as its executive officers the Chief Executive Officer and the Chief Operating Officer. The number of shares "beneficially owned" is determined under Securities and Exchange Commission Rules and does not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which the indicated person has sole or shared voting or investment power and shares that he has the right to acquire within 60 days of March 31, 2002. Unless otherwise indicated, the persons listed have sole voting and investment power over the shares beneficially owned. Management is not aware of any arrangements that may, at a subsequent date, result in a change of control of the Company.


                                        Number of      Shares That May
                                         Company         Be Acquired
                                          Shares      Within 60 Days By
                                       Beneficially      Exercise of                      Percent of
                                          Owned            Options            Total        Class (1)

James E. Beckwith                           ---             36,750            36,750          1.04
John H. Brenengen                           ---                ---               ---           ---
Dana R. Johnson                             600              4,985             5,585             *
Patrick W. Kilkenny                      25,765             70,808            96,573          2.72
Gregory J. Smith                          2,400              5,175             7,575             *
William B. Stevenson                        750             28,500            29,250             *
Directors, Nominees and
  Executive Officers as a
  Group (6 persons)                      29,515            146,218           175,733          4.84



_____________

*    Represents less then one percent of the outstanding shares.

(1) The percentage for each individual (and for the group) is calculated by dividing (i) the number of Redwood shares beneficially owned (including shares that could be obtained through the exercise of options within 60 days after March 31, 2002) by (ii) the number of Redwood shares outstanding on March 31, 2002 plus, in each case, the number of shares which the individual (or group) could obtain through the exercise of options within 60 days after March 31, 2002.

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

Nominees
--------


     Redwood's directors are elected annually to serve until the next Annual Meeting of Shareholders and until their respective successors have been elected.


     Redwood's Bylaws provide that the number of directors of Redwood may not be less than five (5), nor more than nine (9), unless changed by an amendment to the Bylaws adopted by Redwood's shareholders. The exact number of directors within that range may be set by the Board of Directors. The Board of Directors has currently set that number at five.


     The persons named below will be nominated for election as directors at the Annual Meeting to serve until the 2003 Annual Meeting of Shareholders and until their successors have been duly elected. Unless otherwise instructed, proxy holders will vote the proxies received by them for the election of the nominees below (or as many thereof as possible under the rules of cumulative voting). In the event that any of the nominees should be unable to serve as a director, it is intended that the proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees named below will be unable to serve if elected. Additional nominations for director may only be made by complying with the nomination procedures which are described under the heading "Shareholder Proposals and Nominations" at the end of this Proxy Statement.


     The following table sets forth the names of, and certain information concerning, the persons to be nominated by the Board of Directors for election as directors of Redwood.

                                        Year First
                                        Appointed                               Principal Occupation
Name and Title                  Age      Director                              During Past Five Years
--------------                  ---      --------                              ----------------------

John H. Brenengen               60       2001           Retired  Senior  Bank   Executive.   Attorney.   Appointed  as
    Director                                            Director of Redwood in October 2001.

Dana R. Johnson                 42       1999           President  of  MidAmerica  Capital  Partners,  LLC,  St.  Paul,
    Director and                                        Minnesota,  an asset management  firm. Chief Financial  Officer
    Chairman                                            of Pinnacle Bancorp,  Inc., a financial services company,  from
    of the Board                                        1995 to 1999.  Appointed as Director of Redwood in 1999.

Patrick W. Kilkenny             55       1995           Director,  Chief Executive  Officer,  and President since 1995.
    Director, Chief                                     Chairman  of the  Board  of NBR  from  1994  to  1997;  CEO and
    Executive Officer,                                  Director  of NBR since 1984.  Director of Redwood  from 1988 to
    and President                                       1993 and re-appointed in 1995.  Re-appointed Chairman of the Board of NBR in 2000 to present.

Gregory J. Smith                51       1999           Managing Principal of LarsonAllen Financial,  LLC, an affiliate
    Director                                            of Larson, Allen, Weishair & Co., LLP, Minneapolis,  Minnesota,
                                                        a professional  service firm.  President of MidAmerica  Capital
                                                        Partners,  LLC from  1981 to 1999.  Appointed  as  Director  of
                                                        Redwood in 1999.

William B. Stevenson            71       1995           Principal,  Financial  Institutions  Analysts & Consultants,  a
    Director                                            financial  institution  consultancy  in the San Francisco  area since 1992.  President  and CEO,  Pan  American  Savings  Bank,
                                                        from 1984 to 1991.  Director of Redwood and NBR since 1995.


     MidAmerica Capital Partners, LLC, of which Mr. Johnson is President, provides asset management services to Mr. B. John Barry and members of his family and is controlled by Mr. Barry. Mr. Barry, as of March 31, 2002, beneficially owned approximately 24.20% of Redwood's outstanding Common Stock. See "Security Ownership of Certain Beneficial Owners" at page 4 of this Proxy Statement. Mr. Johnson and Mr. Smith (who was formerly President of MidAmerica Capital Partners, LLC) each were initially introduced by Mr. Barry in 1999 to the Board of Directors of Redwood in response to an inquiry from the Chairman of the Board regarding possible candidates for the Board.

     No director was selected pursuant to any arrangement or understanding other than with the directors and officers of Redwood acting within their capacities as such. There are no family relationships between any of the directors and executive officers of Redwood. No director or officer of Redwood serves as a director of any company that has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, as amended, or of any company registered as an investment company under the Investment Company Act of 1940.


     The Board of Directors recommends a vote FOR each of the nominees for director described above.



              PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT AUDITORS

     Upon the recommendation of Redwood's Audit Committee, consisting of Richard
I. Colombini,  Margie L. Handley, Dana R. Johnson, Mark H. Rodebaugh and William
B. Stevenson, Chairman, the Board of Directors appointed Crowe, Chizek and Company LLP (Crowe Chizek) as the Company's independent accountants to audit the consolidated financial statements of Redwood for the 2001 fiscal year.


     On September 25, 2000, the Company terminated the appointment of Deloitte & Touche LLP as the Company's principal accountants. The decision to change accountants was approved by the Audit Committee of the Redwood's Board of Directors.


     During the Company's two most recent fiscal years ended December 31, 1999 and any subsequent interim period through September 25, 2000, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their report.


     The audit report of Deloitte & Touche LLP on the Company's consolidated financial statements, as of and for the years ended December 31, 1999 and 1998, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.


     Crowe Chizek was engaged on September 27, 2000 as the Company's auditors for the fiscal years ended December 31, 2000 and 2001.

Audit Fees
----------


     The aggregate fees billed by Crowe Chizek for professional services rendered for the audit of the Company's annual consolidated financial statements for the fiscal year ended December 31, 2001 and for the reviews of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $44,415.


Financial Information Systems Design and Implementation Fees
------------------------------------------------------------


     For the fiscal year ended December 31, 2001, Crowe Chizek did not perform professional services related to "Financial Information Systems Design and Implementation."


All Other Fees
--------------


     Crowe Chizek performed professional services related to efficiency and process improvement. Such fees totaled $81,117 for the fiscal year ended December 31, 2001.


     The Board of Directors recommends a vote FOR Proposal No. 2, ratification of the appointment of Crowe Chizek as the Company's independent auditors for the succeeding year. If the appointment is not ratified, Redwood's Board of Directors will select other independent auditors. A representative of Crowe Chizek will be present at the Annual Meeting to respond to appropriate questions from the shareholders and will be given the opportunity to make a statement, if desired.


Audit Committee Report
----------------------


     Notwithstanding anything to the contrary set forth in any of Redwood's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate any proxy statement or future filings with the SEC, in whole or in part, the following report shall not be deemed incorporated by reference to such filing.


     The role of the Audit Committee is to assist the Board of Directors in its oversight of the Redwood's financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the Committee are "independent," as required by applicable listing standards of the Nasdaq National Market. The Committee operates pursuant to a Charter that was last amended April 27, 2001 and approved by the Board on May 15, 2001. In addition, Redwood's Audit Committee is comprised of members of the Board of Directors of Redwood Empire Bancorp and National Bank of the Redwoods.

     Management of Redwood is responsible for the presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.


     The independent auditors are responsible for auditing the Company's audited financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.


     In the performance of its oversight function, the Committee has considered and discussed the audited consolidated financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect. As part of this review, the Committee has considered whether the provision of the non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence and has discussed with the auditors their independence.


     One or more of the members of the Audit Committee have been professionally engaged in the practice of auditing or accounting and are experts in the fields of accounting and auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above, rely on the assurance that the audit of Redwood's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, and that Redwood's auditors are in fact "independent." In accordance with the Audit Committee Charter, the Audit Committee reviews the annual audited financial statement with management to discuss major issues regarding accounting and auditing principals and practices, as well as, the adequacy of internal controls that could significantly affect Redwood's financial statement.

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Redwood's Annual Report on Form 10-K for the year ended December 31, 2001 to be filed with the Securities and Exchange Commission.




                        SUBMITTED BY THE AUDIT COMMITTEE
                         OF REDWOOD'S BOARD OF DIRECTORS

                            Richard I. Colombini (1)
                              Margie L. Handley (1)
                               Dana R. Johnson (2)
                       William B. Stevenson, Chairman (2)
                              Mark H. Rodebaugh (1)





(1)  Member of National Bank of the Redwoods' Board of Directors.

(2) Member of Redwood Empire Bancorp's Board of Directors and National Bank of the Redwoods' Board of Directors.

                                OTHER INFORMATION

Performance Graph
-----------------


     Set forth below is a performance graph comparing the yearly cumulative total shareholder returns on Redwood's Common Stock with the yearly cumulative total shareholder return on stocks included in the S&P 500 composite index, and an index of western banking companies published by SNL Securities, L.C.


     The total cumulative return on investment for each of the periods indicated for Redwood, the SNL Western Bank Index, and the S&P 500 is based on the stock price or composite index at the end of 1996.


                                    [Graph]

Committees and Meetings of the Board of Directors
-------------------------------------------------

     The Board of Directors of Redwood held thirteen regular meetings in 2001. All directors attended 80% or more of the aggregate number of Board meetings and committee meetings on which each director served, except for Director Cook, who due to health issues passed away in May 2001.


     The Board of  Directors  of Redwood  has the  following  committees:  Audit
Committee,  Executive  Committee,   Nominating  Committee,  Senior  Compensation
Committee, and Stock Option Committee.


     Audit Committee. The present members of the Audit Committee are Richard I. Colombini, Margie L. Handley, Dana R. Johnson, Mark H. Rodebaugh and William B. Stevenson, Chairman. The Audit Committee met thirteen times during 2001.


     Executive Committee. The Executive Committee is comprised of Dana R. Johnson, Chairman, Patrick W. Kilkenny and Gregory J. Smith. The Executive Committee met three times in 2001.


     Nominating Committee. The Nominating Committee is comprised of Dana R. Johnson, Chairman, Patrick W. Kilkenny, and Gregory J. Smith. The function of the Nominating Committee is to recommend candidates for nomination to the Board of Directors of Redwood. The Nominating Committee met twice in 2001. The procedures for a shareholder who would like to make a nomination are set forth under the heading "Shareholder Proposals and Nominations" at the end of this Proxy Statement.


     Stock Option Committee. The Stock Option Committee is comprised of Dana R. Johnson, Chairman, Gregory J. Smith and William B. Stevenson. The function of the Stock Option Committee is to recommend employee and director stock option grants to the Board of Directors of Redwood. The Stock Option Committee met twice in 2001.


     Senior Compensation Committee. The members of the Senior Compensation Committee include Dana R. Johnson, Chairman, Gregory J. Smith and William B. Stevenson. The function of the Senior Compensation Committee is to recommend compensation for executive officers and directors and to monitor the compensation plan for the entire Company. The Senior Compensation Committee met two times in 2001.


     The Senior Compensation Committee interfaces with the Board of Directors of Redwood and NBR. The Committee reviews and makes recommendations regarding the salary and bonus of the Company's Chief Executive Officer to the Board of Directors. In addition, the committee reviews recommendations from the Chief Executive Officer for salary levels of other senior staff members.

Board Compensation Committee Report on Executive Compensation
-------------------------------------------------------------


     The Senior Compensation Committee of Redwood's Board of Directors provides compensation recommendations for Redwood's executive officers subject to review by the full Board of Directors. Compensation decisions relating to the executive officers of Redwood's subsidiary, NBR, are made by NBR's Board of Directors and neither the Senior Compensation Committee nor Redwood's Board of Directors participate in compensation awards to such individuals except to the extent of stock option awards made pursuant to Redwood's 2001 Stock Option Plan. Option awards are determined for the executive officers of Redwood and the executive officers and directors of NBR by Redwood's full Board of Directors. Individual directors of Redwood have their annual option grants fixed pursuant to the 2001 Stock Option Plan.


     Executive Compensation Policy. The goal of the Senior Compensation Committee is to ensure that executive compensation is appropriate in order to retain key employees of Redwood and to motivate them to perform at a superior level for the benefit of shareholders. In order to achieve this goal, Redwood integrates annual base compensation with bonuses based on Redwood's performance and the performance and initiative of its individual executive officers. Redwood attempts to establish base salaries that are generally within the range of salaries paid to officers holding comparably responsible positions at other peer group financial institutions in California, taking into account the individual's past performance and potential contributions. Bonus compensation is based primarily on the performance of Company and specific individual performance goals. Measurement of the Company performance is based primarily against the Company's goals and objectives and the performance of other peer group financial institutions. Stock options are occasionally granted to officers of Redwood and NBR on the basis of the recipient's potential for contribution to the Company's future growth and profitability.


     The Senior Compensation Committee links executive compensation to corporate performance. This is intended to align executive compensation with Redwood's strategic goals and the interests of shareholders. As performance goals are met or exceeded, resulting in increased shareholder value, Redwood's executives are rewarded.


     Executive Base Salary. The Senior Compensation Committee reviews Mr. Kilkenny's and Mr. Beckwith's salary on an annual basis. Factors that are considered by the Committee include the annual performance review performed by the Company's Senior Compensation Committee and peer group compensation surveys. Based on its review of these factors, the Committee believes that Mr. Kilkenny's and Mr. Beckwith's base salary are well within peer group levels.

     Bonus Compensation. The Senior Compensation Committee has approved bonus compensation for Redwood's executive officers for the last three years. As part of the approval process in 2001, the Senior Compensation Committee made the recommendation to Redwood's Board of Directors regarding executive bonus. The purpose of the plan is to motivate each participant to perform in an outstanding manner and to encourage teamwork at the executive level. The maximum amount an executive may receive under the plan is determined at the discretion of the Committee and the Board of Directors. However, in the last three years such bonuses have not exceeded 40% of salary. In determining the amount of the bonus compensation, the Committee considers the performance factors of Return on Equity, Return on Assets, efficiency, and the level of non-performing assets.


                                    SENIOR COMPENSATION COMMITTEE MEMBERS

                                    Dana R. Johnson, Chairman
                                    Gregory J. Smith
                                    William B. Stevenson




Compensation of Directors
-------------------------


     Employee Directors of Redwood and NBR do not receive additional compensation for their service on the Board of Directors. For all of 2001, non-employee Directors of Redwood received a fee of $1,000 per Board meeting for attendance and participation (this fee was conditioned upon 80% annual attendance). Non-employee NBR Directors received $1,000 per Board meeting for attendance and participation (this fee was also conditioned upon 80% annual attendance).


     In his position as Chairman of the Board of Directors of Redwood, Mr. Smith received an additional $500 per month from January 2001 to May 2001. In June of 2001 Mr. Johnson replaced Mr. Smith as Chairman and effective June 2001 the fee was changed to $1,000 per month. During 2001, Mr. Johnson received a total of $13,092 for consulting services.


     Non-employee Redwood and NBR Directors who were assigned the responsibility of Committee Chairman received additional compensation in the form of an annual Chairman's fee. As such, the Audit Committee Chairman received $3,000; NBR Loan Committee Chairman $2,000; NBR ALCO/Risk Management Committee Chairman $1,500; NBR Human Resources Chairman $1,500; NBR Internal Asset Review Committee Chairman $1,500; and NBR Marketing Committee Chairman $1,500. Additionally, each non-employee Redwood and NBR Director received $250 per each Board committee meeting attended. Moreover, in 2001, the Company paid $19,627.36 for transportation and lodging costs of its directors in connection with their attendance at Board or committee meetings.

Executive Officers
------------------



     The following table sets forth certain information regarding the named executive officers of Redwood.


                                         Year First
                                         Appointed
                                        Executive            Position & Offices with Company and Principal
            Name                Age       Officer            Occupation or Employment for Past Five Years

Patrick W. Kilkenny             55         1984       Chief  Executive  Officer,  President  and Director of Redwood
                                                      since  1995.  Chairman  of the Board of NBR from 1994 to March
                                                      1997; CEO and Director of NBR since 1984;  Director of Redwood from 1988 to 1993.  Director  and Chief  Executive  Officer of
                                                      Allied Bank, F.S.B. from 1996 to March 1997.

James E. Beckwith               44         1995       Appointed Chief  Operating  Officer of Redwood and NBR in July
                                                      1999.  Executive  Vice President and Chief  Financial  Officer
                                                      of NBR since March 1997.  Executive  Vice  President and Chief
                                                      Financial  Officer of Redwood since January 1997.  Senior Vice
                                                      President and Chief Financial  Officer of Redwood and NBR from
                                                      January  1995  to  March  1997.  Chief  Financial  Officer  of
                                                      Allied Bank, F.S.B. from January 1995 to October 1996.



     Each executive officer of Redwood, subject to the restrictions contained in the Executive Salary Continuation Agreements and the Executive Severance Agreements described under the heading "Supplemental Benefit Plans," serves at the pleasure of the Board of Directors. There are no other understandings or arrangements between any of such executive officers and any other person pursuant to which they were or are to be selected as executive officers of Redwood.

Executive Compensation
----------------------


     The following table sets forth all cash and non-cash compensation (including bonuses and deferred compensation) paid or accrued to the named executive officers, as of December 31, 2001, for services rendered to the Company during the periods indicated below.


                                                      SUMMARY COMPENSATION TABLE

                                                          Annual Compensation
                                                  ------------------------------------

                                                                             Other
                                                                            Annual         All Other
            Name and                                                    Compensation(1) Compensation (2)
       Principal Position           Year          Salary       Bonus
---------------------------------------------------------------------------------------------------------

Patrick W. Kilkenny                 2001        $233,570       $79,164       $60,835        $4,000
  Director, Chief Executive         2000         220,261        70,000        60,118         2,000
  Officer, and President of         1999         213,200        30,000        45,319         2,000
  Redwood and NBR

James E. Beckwith                   2001         199,167        69,882        21,500         4,000
  Executive Vice President,         2000         188,422        40,000        18,380         2,000
  Chief Financial Officer, and      1999         161,665        25,000         9,071         2,000
  Chief Operating Officer of
  Redwood and NBR



_______________________________

(1) Includes auto allowances, personal use of company-owned automobiles, insurance, and changes in the amounts vested under the Company's Salary Continuation Plan. In 2001 Mr. Kilkenny and Mr. Beckwith received certain perquisites and other personal benefits totaling more than 10% of their respective annual salary and bonus. The amount and type of each perquisite or personal benefit that was greater than 25% of the total received was:
     Mr. Kilkenny, amounts vested under the Company's Salary Continuation Plan of $45,363; and Mr. Beckwith, personal use of company owned auto amounting to $5,916.

(2)  Includes matching contributions to 401(k) plans.

     The following table sets forth information concerning the aggregate value of all unexercised options held by each of the named executive officers as of December 31, 2001.





                                Aggregated Option Exercises in 2001 and December 31, 2001 Option Values
                                -----------------------------------------------------------------------


            Name                 Shares               Number of                Value of Unexercised
        and Principal           Acquired        Unexercised Options at        In-the-Money Options at
          Position           on Exercise (1)      December 31, 2001            December 31, 2001 (2)
----------------------------------------------------------------------------------------------------------
                                             Exercisable     Unexercisable   Exercisable     Unexercisable
                                            --------------------------------------------------------------

Patrick W. Kilkenny                 ---             70,808           3,375    $1,205,790          $36,562
  Director, Chief Executive
  Officer, and President of
  Redwood and NBR

James E. Beckwith                   ---             36,750           2,250       617,183           24,375
  Executive Vice President
  Chief Financial Officer,
  and Chief Operating
  Officer of Redwood
  and NBR


___________________

(1)  No options were exercised in 2001.


(2) All options were issued at the then-current market price on the grant date. Total value of unexercised options is based on the closing price of Redwood's Common Stock as reported by the NASDAQ National Market System of $24.50 as of December 31, 2001 less the exercise price of the option, multiplied by the number of shares covered by the options outstanding.





Supplemental Benefit Plans


     Redwood has adopted an Executive Salary Continuation Policy which acts as a supplemental benefit plan for executive officers. The Policy authorizes Redwood and its subsidiaries to enter into individual agreements with selected executive officers to provide them with certain benefits. The Policy calls for Redwood's Board of Directors to approve all individual agreements with executive officers and to conduct a biennial review of all scheduled benefits.

     As authorized under the Policy, the Company entered into an Executive Salary Continuation Agreement with Mr. Kilkenny. This agreement provides that upon retirement, at age 65, the executive will receive for a period of 15 years after the date of his retirement a specified annual retirement payment payable in equal monthly installments. The annual retirement benefit payment to which Mr. Kilkenny would be entitled upon retirement at age 65 is currently $130,823. In the event that the executive dies after his retirement, but before the end of the 15-year period, the Company will continue to make such payments to the executive's designated beneficiary. If the executive should die prior to his retirement, his designated beneficiary will receive for a period of 15 years a yearly benefit of $134,058 payable in equal monthly installments. The executive may take early retirement at age 55 (if by that time he has completed 15 years of service with the Company), but his annual retirement benefits would only be about 25% of the amount he would have received if he had retired at age 65. If he retires between ages 55 and 65, his retirement benefits vest incrementally pursuant to a specified schedule linked to his years of service. The agreement provides that if the executive retires or is terminated without cause before age 55, or before he has completed his 15 years of service, he will be entitled to receive a specified one-time payment. The amount of this payment increases each year based on a predetermined schedule. As of January 1, 2001, the amount of this one-time payment for Mr. Kilkenny would be $274,911.


     The agreement also provides that in the event of a "change of control," Mr. Kilkenny, upon notice of such "change of control" from the Company, may elect to terminate his employment within 90 days of the notice and receive an amount equal to two times his annual base salary. In addition, if within two years after the change of control Mr. Kilkenny's employment by the Company is terminated, his salary or authority is materially reduced, or he is required to relocate, Mr. Kilkenny is entitled to receive an amount equal to two times his current annual base salary or his base salary at the time of the "change of control," whichever is greater. Any amounts paid to Mr. Kilkenny pursuant to the "change of control" provisions discussed above will be net of the one-time payment referred to in Mr. Kilkenny's Executive Salary Continuation Agreement. The agreement defines a "change of control" as: (i) a consummated tender offer for the ownership of 51% or more of the outstanding voting securities of the company; (ii) a merger or consolidation with another bank or corporation where as a result of such merger or consolidation less than 49% of the outstanding voting securities of the surviving or resulting entity are owned in the aggregate by the former shareholders of the Company, other than affiliates of any party to the merger or consolidation, as the same existed immediately prior to the merger or consolidation; (iii) a sale of substantially all of the Company's assets to another bank or corporation which is not a wholly owned subsidiary; or (iv) a person acquiring 51% or more of the outstanding voting securities of the Company.


     The Company and Mr. Kilkenny also executed a five year Executive Severance Agreement which generally provides that should Mr. Kilkenny be terminated for any reason other than failure or inability to perform his job duties, habitual neglect, or illegal conduct, he is entitled to two times his current annual base salary. Any amounts paid to Mr. Kilkenny pursuant to the "change of control" provisions discussed above are in lieu of the lump sum payment in the Executive Severance Agreement. This agreement will expire in November 2004.

     The Company also entered into an Executive Salary Continuation Agreement with Mr. Beckwith which provides that in the event of a "change of control," Mr. Beckwith, upon notice of such "change of control" from the Company, may elect to terminate his employment within 90 days of the notice and receive an amount equal to two times annual base salary. In addition, if within two years after the "change of control" Mr. Beckwith's employment by the Company is terminated, or his salary or authority is materially reduced, Mr. Beckwith is entitled to receive an amount equal to two times his current annual base salary or his base salary at the time of the "change of control," whichever is greater. Mr. Beckwith's Executive Salary Continuation Agreement defines a "change of control" as: (i) a consummated tender offer for the ownership of 51% or more of the outstanding voting securities of the company; (ii) a merger or consolidation with  another  bank  or  corporation  where  as  a  result  of  such  merger  or consolidation  less  than  75%  of  the  outstanding  voting  securities  of the surviving or resulting entity are owned in the aggregate by the former shareholders of the Company, other than affiliates of any party to the merger or consolidation, as the same existed immediately prior to the merger or consolidation; (iii) a sale of substantially all of the Company's assets to another bank or corporation which is not a wholly owned subsidiary; or (iv) a person acquiring 51% or more of the outstanding voting securities of the Company.


     The Company and Mr. Beckwith also executed a five year Executive Severance Agreement which generally provides that should Mr. Beckwith be terminated for any reason other than failure or inability to perform his job duties, habitual neglect, or illegal conduct, he is entitled to two times his current annual base salary. Any amounts paid to Mr. Beckwith pursuant to the change of "control provisions" discussed above are in lieu of the lump sum payment under the Executive Severance Agreement. This agreement will expire in November 2004.





             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Redwood's directors, officers, and persons who beneficially own more than 10% of a registered class of Redwood's equity securities, to file reports of ownership on a Form 3 and changes of ownership on a Form 4 or Form 5 with the SEC. They are also required by SEC rules to furnish Redwood with copies of all Section 16(a) forms that they file.


     Based solely on its review of the copies of such forms received, or written representations from certain reporting persons that no Forms 5 were required to be filed by them, Redwood believes that during 2001 all Section 16(a) filing requirements applicable to its officers, directors, and ten percent shareholders were complied with.

                              CERTAIN TRANSACTIONS

     During the years ended December 31, 2001, 2000, and 1999, Redwood's operating subsidiary, National Bank of the Redwoods, paid $35,821, $15,091, and $130,354 pursuant to various construction contracts in which Colombini Construction acted as a general contractor. Richard Colombini, who is a director of the Company, is also the President and majority owner of Colombini Construction. The amounts paid to Colombini Construction included subcontractor costs. The construction contracts involved leasehold improvements for one of NBR's branches and two operation centers.


     Some of the Company's directors, executive officers and their immediate families, as well as the companies with which they are associated, are customers of or have had banking transactions with Redwood's subsidiaries in the ordinary course of the Company's business, and the Company expects to have banking transactions with such persons in the future. In management's opinion, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of management, did not involve more than a normal risk of collectability or present other unfavorable features. As of December 31, 2001, there were no balances outstanding under extensions of credit to directors and executive officers of the Company and the other companies with which such individuals are associated.





                      SHAREHOLDER PROPOSALS AND NOMINATIONS

     Section 3 of Article III of the Bylaws of Redwood sets forth the following procedures for shareholder nominations of candidates for election to the Board of Directors:

     Nominations for election of members of the Board may be made by the Board or by any holder of any outstanding class of capital stock of the Corporation entitled to vote for the election of Directors. Notice of intention to make any nominations (other than for persons named in the Notice of any meeting called for the election of Directors) are required to be made in writing and to be delivered or mailed to the President of the Corporation by the later of: (i) the close of business 21 days prior to any meeting of shareholders called for the election of Directors; or (ii) 10 days after the date of mailing of notice of the meeting to shareholders. Such notification must contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee;
     (c) the number of shares of capital stock of the Corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the Corporation owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee, or by the notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a Director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the Chairperson of the meeting, and upon his instructions, the Inspectors of Election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a Director between the last day for giving notice in accordance with this paragraph and the date of election of Directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.


     The effect of the foregoing provision is that any shareholder wishing to nominate one or more candidates for election to the Board of Directors must mail or deliver to the President of Redwood written notice of an intention to make such a nomination no later than the close of business on April 24, 2002 or such nomination will not be considered at the Annual Meeting. To be effective, such notice must comply with all of the requirements of the Bylaw provision set forth above. Any notice mailed or delivered to Redwood's President after April 24, 2002, or which is not made in accordance with the procedures specified in the foregoing Bylaw provision, will be disregarded by the Chairman of the Annual Meeting and, upon his instructions, the Inspector of Elections for the Annual Meeting will disregard all votes cast for each such nominee. The Chairman of the Annual Meeting will decide whether a notice has been properly given and whether any nomination should be recognized and his or her determination shall be final.


Shareholder Proposals for the 2003 Annual Meeting
-------------------------------------------------


     Shareholders who expect to present a proposal at the 2003 Annual Meeting of Shareholders for publication in Redwood's Proxy Statement and action on the proxy form or otherwise for such meeting must submit their proposal by December 15, 2002. The proposal must be mailed to the Corporate Secretary of the Company at 111 Santa Rosa Avenue, Santa Rosa, CA 95404-4905. If Redwood fails to receive notice of the proposal by such date, Redwood will not be required to include the proposal in its proxy statement. In addition to these advance notice requirements, there are other requirements that a shareholder must meet in order to have a proposal included in the proxy statement under the rules of the Securities and Exchange Commission.

                                  OTHER MATTERS


     The Board of Directors does not know of any other business to be presented for action at the Annual Meeting other than that set forth in the Notice of Annual Meeting of Shareholders. However, if other business properly comes before the meeting, the persons named in the accompanying form of proxy intend to vote on such matters in accordance with their discretion.




                                  By order of the Board of Directors

                                  Marta J. Idica
                                  Corporate Secretary


Dated:  April 10, 2002





     The Annual Report to Shareholders for the fiscal year ended December 31, 2001 is being mailed concurrently with this Proxy Statement to all shareholders of record as of April 10, 2002.








A COPY OF REDWOOD'S MOST RECENT ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, REDWOOD EMPIRE BANCORP, 111 SANTA ROSA AVENUE, SANTA ROSA, CALIFORNIA 95404-4905. YOU MAY ALSO VIEW A COPY ON THE INTERNET ON THE SEC'S WEBSITE AT WWW.SEC.GOV.

                             REDWOOD EMPIRE BANCORP
                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 21, 2002


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


     The undersigned appoint(s) Dana R. Johnson and William B. Stevenson, and each of them, as proxies for the undersigned, with full power of substitution and revocation, to represent and to vote, as designated below, all shares of Common Stock of Redwood Empire Bancorp (the "Company") that the undersigned would be entitled to vote, if personally present at the Annual Meeting of Shareholders of the Company to be held at the Hotel La Rose, 308 Wilson Street, Santa Rosa, California, at 4:00 P.M. on May 21, 2002, upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement and according to their discretion upon all other matters that may be properly presented for action at the Annual Meeting or at any adjournment thereof. The undersigned may revoke this proxy at any time prior to its exercise.


This proxy, when properly executed and returned to the Company, will be voted in the manner directed on this card. In the event that no such direction is given hereon and this proxy is not subsequently revoked or superseded, the proxy holders named above intend to vote FOR the election of each of the nominees for director listed below and FOR each of the other Proposals listed below.

                (Continued and to be signed on the reverse side)

The Board of Directors of the Company recommends a vote FOR each of the Proposals listed on this card.

Please mark you vote as indicated in this example [X]

1. Proposal to elect the following nominees to serve as directors, each to hold office until the 2003 Annual Meeting of Shareholders or until his successor has been duly elected and qualified:

Nominees:
01 John H. Brenengen            [ ] FOR ALL NOMINEES
02 Dana R. Johnson              [ ] WITHHOLD FROM ALL NOMINEES
03 Patrick W. Kilkenny          [ ] FOR except vote WITHHELD from those
04 Gregory J.Smith                  nominees whose names have been struck
05 William B. Stevenson             out of the foregoing list.

(Instruction: To withhold authority to vote for any individual nominee, strike a line through his name listed above.)

2. Proposal to ratify the appointment of Crowe, Chizek and Company LLP as independent auditors to audit Redwood's consolidated financial statements for the fiscal year ended December 31, 2002.

                [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

IF ANY SHAREHOLDER GIVES PROPER NOTICE AT THE ANNUAL MEETING OF HIS INTENTION TO CUMULATE HIS VOTES IN THE ELECTION OF DIRECTORS, THE PROXY HOLDERS WILL HAVE THE FULL DISCRETION AND AUTHORITY TO VOTE CUMULATIVELY AND TO ALLOCATE VOTES AMONG ANY OR ALL OF THE NOMINEES OF THE BOARD OF DIRECTORS IN SUCH ORDER AS THEY MAY DETERMINE UNLESS THE SHAREHOLDER HAS OTHERWISE INDICATED BY MARKING ONE OF THE BOXES BELOW. SEE THE "VOTING SECURITIES" SECTION OF THE PROXY STATEMENT FOR MORE INFORMATION.

        If you plan to attend the Annual Meeting please mark the WILL ATTEND box. [ ] WILL ATTEND

     WHETHER OR NOT YOU INTEND TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

To assure a quorum, you are urged to date, complete, and sign this proxy and mail it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States.


Signature __________________ Signature __________________ Date ________________

Please sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee, officer, partner, or guardian, please give full title. If more than one trustee, all should sign.